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                                   EXHIBIT 23
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                        CONSENT OF DELOITTE & TOUCHE LLP
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                                                                      Exhibit 23
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INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of M/I Schottenstein Homes, Inc. on Form S-8 of our reports dated February 25, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K of M/I Schottenstein Homes, Inc. for the year ended December 31, 1998.


Deloitte & Touche LLP


Columbus, Ohio
July 8, 1999